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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of The Houston Exploration Company of our report dated January 30, 1997 included in the Annual Report on Form 10-K of The Houston Exploration Company for the year ended December 31, 1996.





ARTHUR ANDERSEN LLP
New York, New York
September 30, 1997